FIRST ESCROW AGREEMENT

            FIRST ESCROW AGREEMENT (this"Agreement"), dated this 18th day of June, 1998, by and among BMCA Key Acquisition Corp., a Delaware corporation (the "Buyer"), on its own behalf and on behalf of the other Buyer Related Parties (as defined in the Asset Purchase Agreement referred to below) and Leslie-Locke, Inc., a Delaware corporation (the "Seller") and The Chase Manhattan Bank (the "Escrow Agent" and together with the Buyer and the Seller, the "Parties").

                              W I T N E S S E T H:

            WHEREAS, the Buyer and the Seller have entered into an Asset Purchase Agreement, dated May 26, 1998 (the "Asset Purchase Agreement"; capitalized terms used herein without definition having the respective meanings ascribed to them in the Asset Purchase Agreement), providing for the sale by the Seller to the Buyer of substantially all of the assets of the Seller;

            WHEREAS, pursuant to the terms of the Asset Purchase Agreement, the Seller is obligated to deposit an aggregate of $4,000,000 of the Cash Purchase Price (less withdrawals or charges under sections 2 and 4 hereof, and plus any earnings from investment of the Escrow Deposit remaining in the escrow account in accordance with section 3, the "Escrow Deposit") with the Escrow Agent;

            WHEREAS, the Seller is willing to deposit the $4,000,000 and the Escrow Agent is willing to hold the Escrow Deposit upon the terms and conditions specified herein; and

            WHEREAS, it is a condition precedent to the closing of the Asset Purchase Agreement that the Buyer and the Seller enter into this Agreement.

            NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Deposit into Escrow. On the date hereof, the Seller shall deposit $4,000,000 with the Escrow Agent by transferring funds to: The Chase Manhattan Bank, Escrow Exigency Account No. 967006242, Attention: Escrow Administration, ABA No. 021000021, Reference: Leslie-Locke.

            2. Release of Escrow Deposit.

            2.1 Release in Absence of Notification. On the date that is two years from the date of this Escrow Agreement (the "Escrow Release Date"), the Escrow Agent shall release the Escrow Deposit and deliver to the Seller such funds as remain of the Escrow Deposit unless the Buyer shall have delivered to the Escrow Agent a Notice of Claim under section 2.2 which has not been resolved as of the Escrow Release Date pursuant to this section 2.

            2.2 Release Upon Undisputed Claim. If the Buyer, in good faith, prepares and delivers to the Escrow Agent and to the Seller prior to the Escrow Release Date one or more notices (each a "Notice of Claim") (i) stating that the Buyer has determined that at the date thereof, it or another Buyer Related Party is, or is more likely than not to be, entitled to indemnification under Section
9.1 of the Asset Purchase Agreement in accordance with the terms and conditions of Article IX of the Asset Purchase Agreement (collectively, the "Indemnification Provisions") and (ii) including a detailed description of the basis for, and the method of calculating, either (x) the amount to which the Buyer is entitled in respect thereof (the "Claim Amount"), or (y) the amount to which the Buyer in good faith determines it is more likely than not thereafter to be entitled, which amount cannot in good faith be definitively determined at the time of the notice (the "Contingent Claim Amount"), in either case under the Indemnification Provisions, the Escrow Agent shall in any such case retain the Claim Amount or Contingent Claim Amount, and shall pay such amount as provided in this section 2. If the Seller shall not, within 20 days after its receipt of a Notice of Claim specifying a Claim Amount (the expiration of such 20 day period being herein called the "Return Date"), have notified the Escrow Agent and the Buyer of Seller's intent to contest the merits or amount of such Notice of Claim (a "Notice of Objection"), the Escrow Agent shall, within five days after the Return Date, deliver to the Buyer from the Escrow Deposit the lesser of the Escrow Deposit and the Claim Amount. Any failure of the Seller to dispute, object or otherwise respond to any Notice of Claim specifying a Contingent Claim Amount shall not limit or affect the Seller's right to dispute or object to any Determination Notice (as defined in Section 2.4) with respect thereto. Notices of Claim specifying a Contingent Claim Amount shall be subject to Section 2.4 hereof.

            2.3 Distribution; Undetermined Claim. If, on the later of the Escrow Release Date and any Return Date, there is outstanding (a) a Notice of Claim (which was delivered prior to the Escrow Release Date) and a Notice of Objection responding to such Notice of Claim, or (b) a Notice of Claim (which was delivered prior to the Escrow Release Date) specifying a Contingent Claim Amount, the Escrow Agent shall retain that portion of the Escrow Deposit equal to the Claim Amount or the Contingent Claim Amount or both, as the case may be, subject (in each case to the extent applicable) to Sections 2.4 and 2.5 hereof, and shall distribute to the Seller the remaining portion, if any, of the Escrow Deposit. In the case of a Notice of Claim specifying a Claim Amount, any amount retained in accordance with the preceding sentence shall be distributed when the Notice of Claim has been resolved as provided in Section 2.5 hereof, unless the Buyer and the Seller acting jointly shall otherwise direct the Escrow Agent to distribute such amount. Any termination will not affect the Buyer's right to receive any amount from the Escrow Deposit to which the Buyer has become entitled on or prior to the Escrow Release Date.

            2.4 Subsequent Determination. If the Buyer shall have submitted a Notice of Claim specifying a Contingent Claim Amount prior to the Escrow Release Date, the Buyer shall promptly determine the actual amount of the indemnification payment to which it claims to be entitled in respect of such claim (the "Deferred Claim Amount") and deliver to the Escrow Agent and the Seller a notice setting forth the Deferred Claim Amount, including a detailed description of the method of calculating such Deferred Claim Amount (the "Determination Notice"). Unless, within 15 days after the receipt of such Determination Notice (the expiration of such 15 day period being herein referred to as the "Deferred Return Date"), the Seller shall have delivered to the Escrow Agent and the Buyer a Notice of Objection contesting the merits or amount of such Determination Notice, the Escrow Agent shall, within 10 days after the Deferred Return Date, deliver to the Buyer from the Escrow Deposit the lesser of the Escrow Deposit and the Deferred Claim Amount. If the Buyer shall not deliver a Determination Notice with respect to any Contingent Claim Amount by the later of the Escrow Release Date and 180 days after the date Buyer delivers a Payment Notice with respect to such Contingent Claim Amount, the Buyer and the Seller shall promptly thereafter refer such matter to the AAA pursuant to Section 2.5 for a determination of, and the Seller and the Buyer shall expressly instruct the arbitrator or arbitrators to determine, the appropriate portion of the Escrow Deposit to be retained in escrow, including, where applicable, on and after the Escrow Release Date, with respect to such Contingent Claim Amount (the "Estimate", it being understood that the determination of such Estimate shall be without prejudice to the Buyer's right to assert a claim under the Asset Purchase Agreement or the Guaranty for the actual amount of the Seller's liability under the Indemnification Provisions in respect of such Contingent Claim Amount in excess of such Estimate, or to the Seller's right to the distribution in accordance herewith of the amount by which such Estimate exceeds the actual amount of the Seller's liability under the Indemnification Provisions in respect of such Contingent Claim Amount, and that in making such determination, the arbitrator or arbitrators shall not be bound or limited by, or precluded from applying, the "more likely than not" standard set forth in
Section 2.2 hereof, but shall instead apply whatever standard such arbitrator or arbitrators deem appropriate in determining the appropriate portion of the Escrow Deposit to be retained).

            2.5 Release Upon Resolution of Claim. If a Notice of Objection shall have been filed in respect of a Notice of Claim or Determination Notice, the Buyer and the Seller shall have 20 days from the date of receipt by the Buyer of such Notice of Objection, or such longer period as the Buyer and the Seller may agree upon, within which to resolve privately such Notice of Claim or Determination Notice. If the Parties are unable to reach a resolution within such time period, the Notice of Claim or Determination Notice shall, at the request of the Seller or the Buyer, be referred to three arbitrators selected from the panel of arbitrators of the American Arbitration Association ("AAA"), one of whom shall be chosen by the Buyer, one of whom shall be chosen by the Seller and the third of whom shall be chosen by the two arbitrators so chosen. If either the Buyer or the Seller shall not have designated such an arbitrator within 20 days after submission by the AAA of the list of names of arbitrators selected from its panel, the resolution of the contested Notice shall be made by the arbitrator chosen by the other Party. Any such arbitration shall take place in the State, City and County of New York. Such arbitrator or arbitrators shall determine the amount of indemnification, if any, to which the Buyer is entitled in accordance with the Commercial Arbitration Rules of the AAA. Upon a "Final" (as hereinafter defined) resolution of a Notice of Claim or Determination Notice pursuant to this section 2.5, the Buyer and the Seller shall promptly (and in any case within five Business Days) notify the Escrow Agent in writing of such award and, if any amount is awarded to Buyer, the Escrow Agent shall deliver to the Buyer the lesser of the Escrow Deposit and the amount so awarded. If the Buyer or the Seller shall fail or refuse promptly so to notify the Escrow Agent, the Seller or the Buyer, as the case may be, may so notify the Escrow Agent. All costs and expenses of arbitration under this section 2.5 shall be borne (a) if the final resolution is in favor of the Buyer, by the Seller or (b) if the final resolution is in favor of the Seller, by the Buyer or (c) if otherwise, as determined by the arbitrator. For purposes hereof, an arbitor's award shall be "Final" upon the expiration of the 90-day period following the delivery of such award provided under New York Civil Practice Law and Rules Section 7511 (or the time period under any applicable successor provision) for the making of an application to vacate or modify the award.

            2.6 Exclusivity. The Escrow Deposit shall constitute the sole and exclusive source for the satisfaction of claims of the Buyer Related Parties in respect of the Indemnification Provisions, other than in respect of (a) Excluded Liabilities, (b) Claims of Environmental Liability, (c) Off-Site Claims of Environmental Liability and (d) Former Site Claims of Environmental Liability, in each case as and to the extent provided in Article IX of the Asset Purchase Agreement. The Buyer Related Parties shall in no event be entitled to duplicative payments for any claim under any of this Agreement, the Parent Guaranty and the Asset Purchase Agreement. Buyer, on behalf of itself and the other Buyer Related Parties, acknowledges and agrees that the Escrow Deposit shall only be available to satisfy claims of the Buyer Related Parties in respect of the Indemnification Provisions, and shall not be available to satisfy, any other obligation now or hereafter owed by the Seller or any other person or entity to the Buyer or any other Buyer Related Party, and the Buyer, on behalf of itself and the other Buyer Related Parties, hereby waives and agrees not to assert any other right with respect to, the Escrow Deposit except as expressly provided herein.

            2.7 Notices to Escrow Agent. Any notice or other communication given by the Buyer, on the one hand, and the Seller, on the other, to the Escrow Agent shall be concurrently given to the Seller, on the one hand, and the Buyer, on the other. Any notice to the Escrow Agent shall indicate by what means such notice has been sent to the Buyer or the Seller, as the case may be. If applicable, such notice shall also indicate the Return Date.

            3. Investment of the Escrow Deposit.

                  (a) The Escrow Agent shall invest the Escrow Deposit and reinvest any interest thereon or proceeds therefrom in any of the following, as directed by the Seller: (i) any evidence of indebtedness with a maturity of 180 days or less issued directly or fully guaranteed or insured by the United States of America or any agency or instrumentality thereof, provided that the full faith and credit of the United States is pledged in support thereof, (ii) certificates of deposit and bankers' acceptances with a maturity of 180 days or less of any commercial bank organized under the laws of the United States of America or any State thereof which has combined capital and surplus and undivided profits of not less than $100,000,000; (iii) commercial paper and loan participations with a maturity of 180 days or less issued by a corporation that is not an Affiliate (including, for the purpose of this provision, the Non-Affiliates) of Seller organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poors Corporation or at least P-1 by Moody's Investors Services, Inc. or at least an equivalent rating category of another nationally recognized securities rating agency; and (iv) fully collateralized repurchase agreements, having terms of 180 days or less, for government obligations of the type specified in (i) above with a commercial bank or trust company meeting the requirements of (ii) above; (v) Chase Vista U.S. Government Money Market Fund or (vi) in the absence of investment instructions, Chase Vista U.S. Government Money Market Fund.

                  (b) The Escrow Agent shall have the right to liquidate any investments held, in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent in its capacity as escrow agent hereunder shall not have any liability for any loss sustained as a result of any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund or any earnings thereon.

            4. General Instructions. To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

                  (a) The Escrow Agent shall not be under any duty to give the Escrow Deposit (which term for purposes of this section 4 includes any earnings on and investments of the initial amount deposited pursuant to section 1 hereof) held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Funds held hereunder shall be invested in accordance with section 3.

                  (b) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

                  (c) The Escrow Agent shall not be liable, except for its own bad faith, gross negligence or willful misconduct, as determined by a court of competent jurisdiction, and, except with respect to claims based upon such bad faith, gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other Parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its own bad faith, gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Deposit, or any loss of interest incident to any such delays. In the event that the Buyer or the Seller is required to indemnify and hold harmless the Escrow Agent pursuant to this section 5(c) or section 5(f), the Buyer or the Seller, as the case may be, shall have the right to seek contribution from the other Parties hereto (other than the Escrow Agent) for amounts paid or payable in respect of such indemnity to the extent permitted by law.

                  (d) The Escrow Agent shall be entitled to rely upon any order, judgment, award, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act or refrain from acting in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no duty to verify the propriety of any conditions imposed by this Agreement upon the Buyer, the Seller or the Buyer Related Parties.

                  (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

                  (f) The Escrow Agent does not have any interest in the Escrow Deposit but is serving as escrow holder only and having only possession thereof. The Buyer and the Seller shall, jointly and severally, pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes (other than income taxes) relating to the Escrow Deposit incurred in connection herewith and shall, jointly and severally, indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. As between the Buyer and the Seller, the Buyer, on the one hand, and the Seller, on the other hand, shall be responsible for any transfer taxes or other taxes (other than income taxes) incurred in connection herewith in proportion to the amount of earnings received by such Party. The Escrow Agent shall be entitled to charge against the Escrow Deposit any transfer taxes incurred in connection herewith.

                  (g) The Escrow Agent shall make periodic distributions of earnings from the Escrow Deposit to the Seller upon written request of the Seller in such amounts certified by the Seller as being necessary for the Seller to pay all applicable income taxes, at the maximum applicable rate imposed on such earnings. The Escrow Agent shall file annually or otherwise as required by applicable law all required tax information reports or forms (or other tax returns that may be required by applicable law) reporting such earnings as being for the Seller's tax account. Any payments of income from the Escrow Deposit shall be subject to withholding regulations then in force with respect to United States taxes. The Parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification. Each party hereto, except the Escrow Agent shall, in the notice section of this agreement provide the Escrow Agent with their Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Deposit and is not responsible for any other reporting. This paragraph and paragraphs (c) and (f) of this section 4 shall survive notwithstanding termination of this Agreement or the resignation of the Escrow Agent. Notwithstanding anything in this Agreement to the contrary, it is the intention of the Buyer and the Seller hereto that this First Escrow Agreement shall be treated as a "true escrow" for purposes of applicable state and federal law and the case law thereunder.

                  (h) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other documents or instrument held by or delivered to it.

                  (i) The Escrow Agent shall not be called upon to advise any Party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                  (j) The Escrow Agent (and any successor to the Escrow Agent) may at any time resign as such by delivering the Escrow Deposit and all earnings thereon to any successor to the Escrow Agent jointly designated by the other Parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The Escrow Agent shall promptly deliver written notice of its resignation to the other Parties hereto. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other Parties hereto. If at that time the Escrow Agent has not received a designation of a successor to the Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safe-keep the Escrow Deposit until receipt of a designation of successor to the Escrow Agent or a joint written disposition instruction by the other parties hereto or a final order of a court of competent jurisdiction.

                  (k) The Escrow Agent shall have no responsibility for the contents of any writing of any arbitrator or third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

                  (l) In the event of any disagreement between the Buyer and the Seller resulting in adverse claims or demands being made in connection with the Escrow Deposit, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrow Deposit (or such part thereof as is the subject of such disagreement) until the Escrow Agent shall have received (i) a written, Final decision of the arbitrator or arbitrators appointed pursuant to section 2.5 (the "Arbitrator") directing the delivery of all or such part of the Escrow Deposit; or (ii) a written agreement executed by the Buyer and the Seller acting jointly directing delivery of the Escrow Deposit or such part thereof. Any written decision referred to in (i) above shall be accompanied by a certificate of a duly authorized representative of the presenting Party reasonably satisfactory to the Escrow Agent to the effect that said written decision is the decision of the Arbitrator and is Final. The Escrow Agent shall act on such written decision of the Arbitrator without further question.

                  (m) The Buyer and the Seller hereby agree to (i) pay the Escrow Agent reasonable compensation (as payment in full) for the services to be rendered hereunder, as described in Schedule 2 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this Agreement. The fees, costs and expenses of the Escrow Agent and its counsel shall be borne equally by the Buyer and the Seller. Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder.

                  (n) In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or person so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

                  (o) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account number or similar identifying number provided by either of Seller or Buyer with respect to funds to be delivered pursuant to this Agreement to the party providing such information to identify (i) the beneficiary, (ii) the beneficiary's bank, or
(iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

            5. Choice of Law; Consent to Jurisdiction; Compliance with Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law rules of such state. The Buyer and the Seller hereby irrevocably submit to the jurisdiction of any New York State or Federal court sitting in the State, City and County of New York in any action or proceeding arising out of or relating to this Agreement, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Buyer, the Seller and the Escrow Agent hereby consent to and grant any such court jurisdiction over the persons of such Parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided herein below shall be valid and sufficient service thereof, provided service so made shall be deemed completed only upon actual receipt. Nothing contained in this Section 5 shall be deemed to affect the right of any party to serve process in any other manner that may be permitted under applicable law.

            6. Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns, and shall not be enforceable by or inure to the benefit of any third party. No Party may assign any of its rights or obligations under this Agreement without the written consent of the other Parties; provided, however, that the Seller and Parent shall be free to merge with or into one another at any time, provided that the surviving corporation of such merger shall thereafter succeed to and be responsible for all obligations and rights of the Seller hereunder.

                  (b) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

            7. Amendments; Entire Agreement. This Agreement may only be modified by a writing signed by all of the Parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties related to the subject matter hereof.

            8. Notices. All notices, deliveries or other communications required or permitted hereunder shall be in writing and shall be deemed received (a) upon delivery when sent by courier, (b) one Business Day after being sent by facsimile transmission if such transmission is concurrently confirmed by first-class registered or certified mail, return receipt requested, postage prepaid, and (c) three days after being mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, and in any case, addressed as follows:


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

                  if to the Buyer, to:

                  BMCA Key Acquisition Corp.
                  1361 Alps Road
                  Wayne, NJ 07570
                  Telecopy:
                  Attention: President

                  and to:

                  BMCA Key Acquisition Corp.
                  1361 Alps Road
                  Wayne, NJ 07570
                  Telecopy:
                  Attention: General Counsel

                  with a copy (which shall not constitute notice) to:

                  Friedman, Kaplan & Seiler LLP
                  875 Third Avenue
                  New York, NY 10022
                  Telecopy: (212) 355-6401
                  Attention: Timothy J. Clark, Esq.

                  if to the Seller to:

                  Leslie-Locke, Inc.
                  c/o Leslie Building Products, Inc.
                  200 Mamaroneck Avenue
                  White Plains, NY 10601
                  Telecopy:
                  Attention: President

                  with a copy (which shall not constitute notice) to:

                  Gilbert, Segall and Young LLP
                  430 Park Avenue
                  New York, NY 10022
                  Telecopy: (212) 644-4051
                  Attention: Harvey F. Milman, Esq.

                  and, if to the Escrow Agent, to:


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

                  The Chase Manhattan Bank
                  450 West 33rd Street
                  New York, NY 10001
                  Telecopy: (212) 946-8156
                  Attention: Escrow Administration, 15th Floor

provided, however, notice to the Escrow Agent shall not be deemed given until such notice is actually received by the Escrow Agent at the Escrow Agent's address given above.

            9. Authorization to use a Central Securities Depository. The other Parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including but not limited to the Depository Trust Company and the Federal Reserve Bank Entry System. 10. Execution. Execution of this Agreement by the Escrow Agent will constitute its acceptance of the terms hereof and will acknowledge its receipt of the Escrow Deposit.

            10. Execution. Execution of this Agreement by the Escrow Agent will constitute its acceptance of the terms hereof and will acknowledge its receipt of the Escrow Deposit.

            11. Counterparts. This Agreement may be in one or more counterparts, each of which shall be an original, and all of which, when taken together, constitute one and the same instrument.


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

            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                BMCA KEY ACQUISITION CORP., on its Own
                                Behalf and on Behalf of the Other Buyer Related Parties


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                LESLIE-LOCKE, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                THE CHASE MANHATTAN BANK


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


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

                                   SCHEDULE 1

Six and one-quarter (6.25) basis points of the highest value of collateral held on deposit per annum or any part thereof subject to a minimum of $5,000 per annum or any part thereof without proration for partial years, (includes investment in a Chase Manhattan Bank Money Market Account or The Chase Manhattan Bank Mutual Fund known as the Chase Vista Fund).

                                   SCHEDULE 2

                     Telephone Number(s) for Call-Backs and
          Person(s) Designated to Confirm Funds Transfer Instructions

If to the Seller:

   Name                                        Telephone Number
   ----                                        ----------------

1. Fredric M. Zinn, CFO                        (914) 421-2545
   -------------------------                   ------------------------------

2.
   -------------------------                   ------------------------------

3.
   -------------------------                   ------------------------------

If to the Buyer:

1. Stephen R. Olsen, V.P.                      (973) 628-3714
   -------------------------                   ------------------------------

2.
   -------------------------                   ------------------------------

3.
   -------------------------                   ------------------------------

Telephone call-backs shall be made to each of the Seller and the Buyer if joint instructions are required pursuant to the Agreement.